UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                  PLACECITYWASHINGTON, STATEDC POSTALCODE20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  July 21, 2006
                                                --------------------------------

                                 Six Flags, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                       (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

        1540 Broadway; 15th Floor
           New York, New York                                     10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 652-9403
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

      As previously announced on June 22, 2006, Six Flags, Inc. (the "Company") has entered into discussions with the agent bank under its credit agreement in order to seek amendments to certain of the financial covenants contained in the Company's credit agreement. A copy of the Company's presentation to lenders is furnished as Exhibit 99.1

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits


     99.1   Presentation to Lenders

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SIX FLAGS, INC.



                                  By:    /s/ James M. Coughlin
                                      -----------------------------------------
                                      Name:  James M. Coughlin
                                      Title: Vice President and General Counsel

Date:  July 21, 2006

                                  EXHIBIT INDEX


                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ----------------------------------------------- ------------------

     99.1     Presentation to Lenders                                  E